                                                                    EXHIBIT 99.3

                          MASTER TERMS SALES AGREEMENT

         This Master Terms Sales Agreement (the "Master Sales Agreement") dated as of June 1, 1996 among Nellie Mae Education Funding, LLC (the "Seller"), Nellie Mae Education Loan Trust (the "Purchaser") and Fleet National Bank, not in its individual capacity but solely as owner trustee (the "Owner Trustee") for the benefit of the Purchaser under the Trust Agreement dated as of June 1, 1996 between the Seller and the Owner Trustee, shall be effective upon execution by the parties hereto.

         WHEREAS, Seller is the owner of certain student loans;

         WHEREAS, Seller may desire to sell, transfer, assign and convey its interest in such loans from time to time and the Purchaser may desire to purchase such loans from Seller;

         NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1.       TERMS

         This Master Sales Agreement establishes the terms under which Seller may sell, assign, transfer and convey and the Purchaser may purchase the Student Loans (and all obligations of the Borrowers thereunder) specified on each Sales Agreement ("Sales Agreement") as the parties may execute from time to time pursuant to this Master Sales Agreement. Each such Sales Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of this Master Sales Agreement, and shall be a separate agreement among the Seller, Purchaser, and the Owner Trustee on behalf of Purchaser with respect to the Student Loans covered by the terms of such Sales Agreement. If the terms of a Sales Agreement conflict with the terms of this Master Sales Agreement, the terms of such Sales Agreement shall supersede and govern with respect to the Student Loans covered by the terms of such Sales Agreement. Notwithstanding the foregoing, to the extent the Seller is deemed to retain any right, title or interest in the Student Loans, the Seller grants to the Owner Trustee for the benefit of the Trust a security interest therein.

SECTION 2.       DEFINITIONS

         Capitalized terms used but not otherwise defined herein shall have the definitions set forth in Exhibit A to the Master Indenture.

         For purposes hereof:

         (A) "Bill of Sale" means that document executed by an authorized officer of Seller which shall set forth the Student Loans offered by Seller and accepted for purchase by the Owner Trustee for the benefit of Purchaser and which shall sell, assign, transfer and convey to the Owner Trustee for the benefit of Purchaser and its assignees all rights, title and interest of Seller in the Student Loans listed on the Bill of Sale and will certify that the representations and warranties made by Seller pursuant to Section 5 of this Master Sales Agreement are true and correct.

         (B)     "Borrower" means the obligor on a Student Loan.

         (C) "Cutoff Date" means a date agreed to by Seller and Purchaser to use in determining the Principal Balance and accrued interest for purposes of completing the Student Loan Transmittal Summary Form.

         (D) "Delinquent" means the period any payment of principal or interest due on the Student Loan is overdue.

         (E) "Note" means the promissory note of the Borrower and any amendment thereto evidencing the Borrower's obligation with regard to a student loan.

         (F) "Principal Balance" means the outstanding principal amount of the Student Loan, plus accrued interest.

         (G) "Purchase Price" means the price paid for the Student Loans as set forth in the Bill of Sale.

         (H) "Qualified Loan" means a Student Loan offered for sale by the Seller under the Sales Agreement which as of the Cutoff Date is current or no more Delinquent than permitted under the Sales Agreement in payment of principal or interest, is owned by Seller and which is supported by the following documentation as of the effective date of the Bill of Sale:

         (a)     for each Student Loan:

                 1.     loan application, and any supplement thereto,

                 2. original promissory note and any addendum thereto or a certified copy thereof,

         (b)     for each Student Loan only if applicable:

                 1. payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Cutoff Date and (ii) an accounting of the allocation of all payments by Borrower or on Borrower's behalf to principal and interest on the Student Loan,

                 2. documentation which supports periods of current or past deferment or past forbearance,

                 3. a collection history, if the Student Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser,

                 4. evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

                 5.     evidence of requests for pre-claims assistance, and

                 6. a record of any event resulting in a change to or confirmation of any data regarding the Student Loan.

         (I) "Student Loan" means the Note or Notes offered for sale pursuant to the Sales Agreement and related documentation together with any guaranties and other rights relating thereto; provided that "Student Loan" shall not include any guaranties related to such loan unless any such guaranty is pursuant to a Guaranty Agreement which permits the assignment of the Guarantor's obligations thereunder.

         (J) "Student Loan Transmittal Summary Forms" means the forms provided to Seller by Purchaser and completed by Seller which list, by Borrower, the Student Loans subject to the Bill of Sale and the outstanding Principal Balance and accrued interest thereof as of the Cutoff Date.

         (K) "Trust Student Loans" means Student Loans which have been purchased for the benefit of the Trust pursuant to a Sales Agreement.

SECTION 3.       SALE/PURCHASE

         (A) Consummation of Sale and Purchase. The sale and purchase of Qualified Loans pursuant to a Sales Agreement shall be consummated upon Purchaser's receipt from Seller of the Bill of Sale and the payment by Purchaser to Seller of the Purchase Price, and when consummated such sale and purchase shall be effective as of the date of the Bill of Sale. Seller and Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to such Sales Agreement.

         (B) Settlement of the Purchase Price. Purchaser on the date of the Bill of Sale shall pay Seller the Purchase Price by wire transfer of immediately available funds to the account specified by Seller.

SECTION 4.       CONDITIONS TO PURCHASE

         (A) Activities Prior to the Sale. Following the execution of each Sales Agreement, Seller shall provide any assistance requested by Purchaser in determining that all required documentation on the Student Loans is present and correct.

         (B) Continued Servicing. Following the execution of each Sales Agreement, Seller shall service, or cause to be serviced, all Student Loans until the date of the Bill of Sale.

         (C) Bill of Sale/Student Loan Transmittal Summary Form.

                 (i) Seller shall deliver to Purchaser a Bill of Sale executed by an authorized officer of Seller covering Student Loans offered by Seller and accepted by Purchaser as set forth thereon, selling, assigning, transferring and conveying to the Owner Trustee on behalf of Purchaser and its assignees all right, title and interest of Seller in each of the Student Loans, and stating that the representations and warranties made by Seller in Section 5 of this Master Sales Agreement are true and correct on and as of the date of the Bill of Sale; and

                 (ii) Seller shall deliver to Purchaser, within fifteen days following the execution of each Sales Agreement, the Student Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Qualified Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Student Loan.

         (D) Endorsement. Seller shall provide a blanket endorsement in the form of endorsement provided for in the Sales Agreement.

         At the direction of and in such form as Purchaser may designate, Seller also agrees to individually endorse any Qualified Loan as Purchaser may request from time to time.

         (E) Officer's Certificate. Seller shall furnish to Purchaser an Officer's Certificate in substantially the form of attached hereto in connection with the execution of this Master Sales Agreement and at such other times as the officers listed on such certificate shall change.

         (F) Student Loan Transfer Statement. Upon Purchaser's request, Seller shall deliver to Purchaser one (1) or more Student Loan Transfer Statements provided by Purchaser, executed by Seller and dated the date of the Bill of Sale. Seller agrees that Purchaser and the Owner Trustee may use the Bill of Sale, including the Student Loan Transmittal Summary Form attached to the Bill of Sale, as official notification to any Guarantor of the assignment by Seller to the Owner Trustee on behalf of Purchaser of the Student Loans listed on the Bill of Sale.

         (G) Power of Attorney. Seller hereby grants to the Owner Trustee for the benefit of Purchaser an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of Seller any Qualified Loan to evidence the transfer of such Qualified Loan to the Owner Trustee for the benefit of Purchaser and to cause to be transferred physical possession of any Note from the Seller or the Servicer to the Owner Trustee or the Indenture Trustee or any custodian on their behalf.

SECTION 5.       REPRESENTATIONS AND WARRANTIES OF SELLER AND OWNER TRUSTEE

         (A) Seller represents and warrants to Purchaser that with respect to a portfolio of Student Loans as of the date of each Sales Agreement and Bill of
Sale:

                 (i) Seller is duly organized and existing under the laws of the applicable jurisdiction;

                 (ii) Seller has all requisite power and authority to enter into and to perform the terms of the Sales Agreement; and

                 (iii) Seller has not, with respect to any Student Loan purchased under Sales Agreements executed pursuant to this Master Sales Agreement, agree to release any Guarantor, if any, from any of its contractual obligations as an insurer of such Student Loan.

         (B) Seller represents and warrants to Purchaser as to the Student Loans purchased by Purchaser under each Sales Agreement and each Bill of Sale executed pursuant to this Master Sales Agreement that:

                 (i) Seller has good title to, and is the sole owner of, the Student Loans, free and clear of all security interests, liens, charges, claims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to the Student Loans;

                 (ii) The Student Loans are Qualified Loans and the description of the Student Loans set forth in the Sales Agreement and the Student Loan Transmittal Summary Form is true and correct;

                 (iii) Seller is authorized to sell, assign, convey, transfer and repurchase the Student Loans; and the sale, assignment and transfer of such Student Loans is or, in the case of a Student Loan repurchase by Seller, will be made pursuant to and consistent with the laws and regulations under which Seller operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which Seller is a party or by which Seller or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

                 (iv) The Student Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defenses of infancy);

                 (v) Any payments on the Student Loans received by Seller which have been allocated to reduction of principal and interest on such Student Loans have been allocated on a simple interest basis; the information with respect to the Student Loans as of the Cutoff Date as stated on the Student Loan Transmittal Summary Form is true and correct;

                 (vi) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting the Student Loans and, with respect to any Student Loan for which repayment terms have been established, all disclosures of information required to be made have been made;

                 (vii) Each Student Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

                 (viii) No Student Loan is more than sixty (60) days delinquent as of the Cutoff Date and no default, breach, violation or event permitting acceleration under the terms of any Student Loan exits; and neither Seller nor any predecessor holder of any Student Loan has waived any of the foregoing other than as permitted by the Basic Documents;

                 (ix) It is the intention of Seller, the Owner Trustee and Purchaser, and Seller hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Student Loans from Seller to the Owner Trustee on behalf of Purchaser and that the beneficial interest in and title to such Student Loans not be part of Seller's estate in the event of the bankruptcy of Seller or the appointment of a receiver with respect to Seller;

                 (x) There is only one original executed copy of the promissory note evidencing each Student Loan; and

                 (xi) No Borrower of any Student Loan as of the Cutoff Date is known by Seller as being currently involved in a bankruptcy proceeding.

         (C) The Owner Trustee represents and warrants that as of the date of each Sales Agreement and each Bill of Sale:

                 (i) The Owner Trustee is a national banking association duly organized and validly existing in good standing under the laws of the United States and having an office located within the City of Boston, Massachusetts. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Sales Agreement;

                 (ii) The Owner Trustee has taken all corporate action necessary to authorize the execution and delivery by it of the Sales Agreement, and the Sales Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver the Sales Agreement on its behalf; and

                 (iii) Neither the execution nor the delivery by it of this Master Sales Agreement and each Sales Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

SECTION 6.       REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

         Each party to this Agreement shall give notice to the other such parties promptly, in writing, upon the discovery of any breach of Seller's representations and warranties made pursuant to Section 5 hereof which has a materially adverse effect on the interest of Purchaser in any Trust Student Loan. In the event of such a material breach which is not curable, Seller shall repurchase any affected Trust Student Loan not later than 120 days following the date of discovery of such material breach. In the event of such a material breach which is curable, unless the material breach shall have been cured within 360 days following the date of discovery of such material breach, Seller shall repurchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period.

         The sole remedy of Purchaser, the Owner Trustee, the Certificateholders and the Noteholders with respect to a breach by Seller pursuant to Section 5 hereof shall be to require Seller to repurchase Trust Student Loans or to reimburse Purchaser as provided above. The Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Trust Student Loan.

SECTION 7.       OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD
                 COMMUNICATIONS

         (A) Any payment received by Seller with respect to amounts accrued after the date of the Bill of Sale for any Student Loan sold to Purchaser, which payment is not reflected in the Student Loan Transmittal Summary Form, shall be received by Seller in trust for the account of Purchaser and Seller hereby disclaims any title to or interest in any such amounts. Within two (2) business days following the date or receipt, Seller shall remit to Purchaser an amount equal to any such payments on a list provided by Purchaser identifying the Student Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

         (B) Any written communication received at any time by Seller with respect to any Student Loan subject to a Sales Agreement shall be transmitted by Seller to Servicer within two (2) business days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8.       CONTINUING OBLIGATION OF SELLER

         Seller shall provide all reasonable assistance necessary for Purchaser to resolve account problems raised by any Borrower or any Guarantor provided such account problems are attributable to or are alleged to be attributable to
(a) an event occurring during the period Seller owned the Student Loan, or (b) a payment made or alleged to have been made to Seller. Further, Seller agrees to execute any financing statements at the request of Purchaser in order to reflect Purchaser's interest in the Student Loans.

SECTION 9.       LIABILITY OF SELLER: INDEMNITIES

         Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Seller under this Sales Agreement.

         (A) Seller shall indemnify, defend and hold harmless Purchaser and the Owner Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Owner Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of Purchaser, not including any taxes asserted with respect to, and as of the date of, the sale of the Student Loans to the Owner Trustee on behalf of Purchaser, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

         (B) Seller shall indemnify, defend and hold harmless Purchaser and the Owner Trustee in its individual capacity, and the officers, directors, employees and agents of Purchaser, and the Owner Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, Seller's willful misfeasance, bad faith or negligence in the performance of its duties under the Sales Agreement, or by reason of reckless disregard of its obligations and duties under the Sales Agreement.

         (C) Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Owner Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Sales Agreement, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sales Agreement or the action or the inaction of the Owner Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or (b) shall arise from the breach by the Owner Trustee of any of its representations or warranties made in its individual capacity set forth in this Master Sales Agreement or any Sales Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Owner Trustee's choice of legal counsel shall be subject to the approval of Seller, which approval shall not be unreasonably withheld.

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee and the termination of this Master Sales Agreement, and shall include reasonable fees and expenses of counsel and expenses of litigation. If Seller shall have made any indemnity payments pursuant to this Section and the Person to or for the benefit of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Seller, without interest.

SECTION 10.      MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                 OBLIGATIONS OF SELLER

         Any Person (a) into which Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which Seller shall be a party or (c) which may succeed to the properties and assets of Seller substantially as a whole, shall be the successor to Seller without the execution or filing of any document or any further act by any of the parties to this Master Sales Agreement, provided, however, that Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than Seller, executes an agreement of assumption to perform every obligation of Seller under the Master Sales Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 shall have been breached,
(iii) the surviving Person, if other than Seller, shall have delivered to the Owner Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Sales Agreement relating to such transaction have been complied with, and that any conditions set by the Rating Agencies shall have been satisfied with respect to such transaction (iv) if Seller is not the surviving entity, Seller shall have delivered to the Owner Trustee an Opinion of Counsel either
(A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Purchaser and the Owner Trustee in the Student Loans and reciting the details of such filings, or
(B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11.      LIMITATION ON LIABILITY OF SELLER AND OTHERS

         Seller and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way Seller's obligations under Section 6). Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Master Sales Agreement or any Sales Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase and reimbursement obligations of Seller will constitute the sole remedy available to Purchaser for uncured breaches; provided, however, that the information with respect to the Loans listed on the Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the Bill of Sale and (i) to the extent that the aggregate Principal Balance of the Student Loans listed on Student Loan Transmittal Summary Form is less than the aggregate Principal Balance stated on the Bill of Sale, Seller shall remit such amount to the Owner Trustee on behalf of Purchaser and (ii) to the extent that the aggregate Principal Balance of the Student Loans listed on the Student Loan Transmittal Summary Form is greater than the aggregate Principal Balance stated on the Bill of Sale, the Owner Trustee, on behalf of the Purchaser, shall furnish such amount to the Seller. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12.      LIMITATION OF LIABILITY OF OWNER TRUSTEE

         Notwithstanding anything contained herein to the contrary, this Master Sales Agreement and any Sales Agreement have been signed by Fleet National Bank not in its individual capacity but solely in its capacity as Owner Trustee for Purchaser and in no event shall Fleet National Bank in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of Purchaser, under this Master Sales Agreement or any Sales Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Purchaser or the Seller, as the case may be.

SECTION 13.      EXPENSES

         Except as otherwise provided herein, each party to this Master Sales Agreement or any Sales Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of this Master Sales Agreement and any Sales Agreement and the transactions contemplated herein or therein.

SECTION 14.      SURVIVAL OF COVENANTS/SUPERSESSION

         All covenants, agreements, representations and warranties made herein and in or pursuant to any Sales Agreements executed pursuant to this Master Sales Agreement shall survive the consummation of the purchase of the Student Loans provided for in each Sales Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of Seller shall bind and inure to the benefit of any successors or assigns of Purchaser and shall survive with respect to each Student Loan. Each Sales Agreement supersedes all previous agreements and understandings between Purchaser and Seller with respect to the subject matter thereof. This Master Sales Agreement and any Sales Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by Purchaser of any covenant, agreement, representation or warranty required to be made or furnished by Seller or the waiver by Purchaser of any provision herein contained or contained in any Sales Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Sales Agreement, be construed to lessen the right of Purchaser to insist upon the performance by Seller in strict accordance with said terms.

SECTION 15.      COMMUNICATION AND NOTICE REQUIREMENTS

         All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to Seller or Purchaser, as the case may be, addressed as set forth in the Sales Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to Seller or Purchaser by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16.      FORM OF INSTRUMENTS

         All instruments and documents delivered in connection with this Master Sales Agreement and any Sales Agreement, and all proceedings to be taken in connection with this Master Sales Agreement and any Sales Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and Purchaser shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an Attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17.      AMENDMENT

         This Master Sales Agreement and any Sales Agreement may be amended by the parties thereto without the consent of the related Noteholders or Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Master Sales Agreement and Sales Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee, materially and adversely affect the interest of any such Noteholder or Certificateholder.

         In addition, this Master Sales Agreement and any Sales Agreement may also be amended from time to time by Seller, the Owner Trustee and Purchaser, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes and the consent of the Certificateholders of Certificates evidencing a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Master Sales Agreement or any Sales Agreements or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance of Certificates, the Noteholders or the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee, each Certificateholder, and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient in such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Master Sales Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Master Sales Agreement or otherwise.

SECTION 18.      NON-PETITION COVENANTS

         Notwithstanding any prior termination of this Master Sales Agreement, Seller and the Owner Trustee shall not acquiesce, petition or otherwise invoke or cause Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

SECTION 19.      GOVERNING LAW

         This Master Sales Agreement and any Sales Agreement shall be government by and construed in accordance with the laws of the Commonwealth.

                       NELLIE MAE EDUCATION FUNDING, LLC
                       (Seller)



                       By:  /s/ Lawrence W. O'Toole
                           -----------------------------------------------------
                       Name:  Lawrence W. O'Toole
                       Title: President



                       NELLIE MAE EDUCATION LOAN TRUST
                           (Purchaser)

                       By:   Fleet National Bank, not in its individual capacity
                                 but solely as Owner Trustee


                       By: /s/ Chi C. Ma
                          ------------------------------------------------------
                       Name:  Chi Ma
                       Title:  Assistant Vice President



                       FLEET NATIONAL BANK, not in its individual capacity but solely as Owner Trustee


                       By: /s/ Chi C. Ma
                          ------------------------------------------------------
                       Name:  Chi Ma
                       Title:  Assistant Vice President

                                  ATTACHMENT A
                                 SALES AGREEMENT

                         Dated as of ________ ___, 1996



         Nellie Mae Education Funding, LLC ("Seller") hereby offers for sale to the Fleet National Bank, as Owner Trustee for the benefit of Nellie Mae Education Loan Trust (the "Trust" or the "Purchaser") under the Trust Agreement dated as of June 1, 1996 between Seller and the Owner Trustee, the entire right, title and interest of Seller in the Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Owner Trustee for the benefit of the Trust accepts Seller's offer. In order to qualify as Qualified Loans, no payment of principal or interest shall be more than sixty (60) days Delinquent as of the Cutoff Date which date shall be ________ __, 1996. Notwithstanding the foregoing, to the extent the Seller is deemed to retain any right, title or interest in the Student Loans, the Seller grants to the Owner Trustee for the benefit of the Trust a security interest therein.


                         TERMS, CONDITIONS AND COVENANTS

         In consideration of the Purchase Price, Seller hereby sells to the Owner Trustee for the benefit of the Trust the entire right, title and interest of Seller in the Student Loans accepted for purchase, subject to all the terms and conditions of the Master Terms Sales Agreement ("Master Sales Agreement") and any amendments thereto, incorporated herein by reference, among Seller, the Trust and the Owner Trustee. The Purchase Price of the Students Loans shall equal $________ .

         This document shall constitute a Sales Agreement as referred to in the Master Sales Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Master Sales Agreement. All references in the Master Sales Agreement to Student Loans or Qualified Loans shall be deemed to refer to the Students Loans governed by this Sales Agreement. Seller hereby makes, as of the date hereof, all the representations and warranties contained in the Master Sales Agreement and makes such representations and warranties with respect to the Student Loans governed by this Sales Agreement.

         Seller authorizes the Owner Trustee for the benefit of the Trust to use a copy of the Bill of Sale, including the Student Loan Transmittal Summary Form attached to the Bill of Sale, as official notification to any Guarantor of assignment to the Owner Trustee on behalf of the Trust of the Student Loans on the date of purchase.

         The parties hereto intend that the transfer of Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form be, and be construed as, a valid sale of such Student Loans from Seller to the Owner Trustee for the benefit of the Trust. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then Seller hereby grants to the Owner Trustee for the benefit of the Trust a first priority security interest in and to all Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such loans.

NELLIE MAE EDUCATION FUNDING, LLC       NELLIE MAE EDUCATION LOAN TRUST
(SELLER)                                (PURCHASER)


                                        By:  Fleet National Bank, as Owner
                                             Trustee



By:                                     By:
   --------------------------              -------------------------------------

Name:                                   Name:
     ------------------------                -----------------------------------

Title:                                  Title:
      -----------------------                 ----------------------------------

                                        FLEET NATIONAL BANK,
                                        not in its individual capacity but
                                        solely as Owner Trustee


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                 SALES AGREEMENT
                  BLANKET ENDORSEMENT DATED             , 1996
                                            ------------

         Nellie Mae Education Funding, LLC ("Seller"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes ("the Notes") described in the Bill of Sale executed by Seller in favor of the Fleet National Bank as the Owner Trustee for the benefit of Nellie Mae Education Loan Trust ("Purchaser"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms Sales Agreement referred to in the Sales Agreement among Seller, Purchaser, and the Owner Trustee which covers this promissory note.

         This endorsement may be effected by attaching this instrument to each or any of the Notes.

         Notwithstanding the foregoing, Seller agrees to individually endorse each Note in the form provided by Purchaser as Purchaser may from time to time require or if such individual endorsement is required by any Guarantor of the Note.

THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS A ND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE SALES AGREEMENT. BY EXECUTION HEREOF, SELLER ACKNOWLEDGES THAT SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SALE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON PURCHASER'S PAYMENT TO SELLER OF THE PURCHASE PRICE AND, UNLESS OTHERWISE AGREED BY SELLER AND PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.

                                    --------------------------------------------
SELLER                              PURCHASER
- ---------------------------------   --------------------------------------------

                                    Fleet National Bank, not in this individual
Nellie Mae Education Funding, LLC   capacity but solely as Owner Trustee for the
50 Braintree Hill Park              benefit of the Nellie Mae Education Loan
Suite 300                           Trust under the Trust Agreement dated
Braintree, Massachusetts 02184               , 1996
                                    ---------



By:                                 By:
   ------------------------------      -------------------------------------
     (Signature of Authorized              (Signature of Authorized
        Officer of Seller)                   Officer for Purchaser)

Name:                               Name:
     ----------------------------        -----------------------------------

Title:                              Title:
      ---------------------------         ----------------------------------

                                    Date of Purchase:          , 1996
                                                      ---------
                                    --------------------------------------------


- --------------------------------------------------------------------------------
NOTE:  Boxed areas on this form are to be completed by Purchaser
- --------------------------------------------------------------------------------

                       BILL OF SALE DATED          , 1996
                                          ---------

         The undersigned ("Seller"), for value received and pursuant to the terms and conditions of Sale Agreement Number 1 ("Sales Agreement") among Nellie Mae Education Loan Trust ("Purchaser"), and Fleet National Bank, as Owner Trustee for the benefit of Purchaser under the Trust Agreement dated as of June 1, 1996 between Purchaser and the Owner Trustee, does hereby sell, assign, transfer and convey to the Owner Trustee for the benefit of Purchaser and its assignees all right, title and interest of Seller, in the Student Loans identified herein which the Owner Trustee for the benefit of Purchaser has accepted for purchase. The portfolio accepted for purchase by the Owner Trustee for the benefit of Purchaser and the individual Borrower accounts are listed on the Schedule A attached hereto.

         Seller hereby makes the representations and warranties set forth in
Section 5 of the Master Terms Sales Agreement incorporated by reference in the Sales Agreement. Seller authorizes the Owner Trustee on behalf of Purchaser to use a copy of this document as official notification to any Guarantor of assignment to the Owner Trustee for the benefit of Purchaser of the Loans on the date of purchase.


                                    --------------------------------------------
SELLER                              PURCHASER
- --------------------------------    --------------------------------------------

                                    Fleet National Bank, not in this individual
                                    capacity but solely as Owner Trustee for the
Nellie Mae Education Funding, LLC   benefit of the Nellie Mae Education Loan
50 Braintree Hill Park              Trust under the Trust Agreement dated
Suite 300                                    , 1996
Braintree, Massachusetts 02184      ---------



By:                                 By:
   -----------------------------       -------------------------------------
     (Signature of Authorized                (Signature of Authorized
        Officer of Seller)                     Officer for Purchaser)

Name:                               Name:
     ---------------------------         -----------------------------------

Title:                              Title:
      --------------------------          ----------------------------------

                                    Date of Purchase:             , 1996
                                                      ------------
                                    --------------------------------------------

- --------------------------------------------------------------------------------
NOTE:  Boxed areas on this form are to be completed by Purchaser.
- --------------------------------------------------------------------------------

                              OFFICER'S CERTIFICATE


         I, Lawrence W. O'Toole, President of the Nellie Mae Education Funding, LLC (the "Seller"), hereby certify to Nellie Mae Education Loan Trust that:

         1. The person(s) named below are at the date hereof the duly elected, qualified and acting officers of Seller holding the offices indicated and the signature following each name is the genuine signature of the person named:

           TITLE                NAME                        SIGNATURE
           -----                ----                        ---------
         Treasurer         John F. Remondi
                                                       -------------------


         2. Any of the above-named person(s) is duly authorized to sign agreements provided for the sale of student loans to Nellie Mae Education Loan Trust.

         WITNESS my hand this 12th day of July ,1996.


                                            By:
                                                --------------------------------
                                                Name:  Lawrence W. O'Toole
                                                Title: President